                                                                      EXHIBIT 4

                             Front of Certificate
                             --------------------

 Organized under the Laws of the Republic of Panama by Public Instrument                 COMMON STOCK
 No. 9,980, executed before Notary Public Number One of the Circuit of            35,000,000 SHARES AUTHORIZED
 Panama, on December 23, 1991, recorded in the Public Registry Office of              PAR VALUE U.S. $.05
 Panama, Microfilm (Mercantile) Section, Microjacket 254895, Roll 34176,
 Frame 0016, on December 31, 1991.  The company has an authorized capital of U.S. $37,960,000 divided into 35,000,000 shares of Common Stock with a par value of five U.S. cents (U.S. $.05) per share; 362,000 shares of
 Preferred Stock with a par value of one hundred U.S. dollars (U.S. $100.00)
 per share; and 1,000,000 shares of Class A Preferred Stock with a par value of one U.S. cent (U.S. $.01) per share.

CS   /Number/                                                             SHARES
                             WILLBROS GROUP, INC.
                          Incorporated under the laws
                           of the Republic of Panama

This certificate is transferable                              CUSIP 969199 10 8
in New York, New York or in Dallas, Texas.                     See Reverse for
                                                             Certain Definitions
This Certifies that

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF

WILLBROS GROUP, INC. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Articles of Incorporation and By-Laws of the Company, as amended or restated (copies of which are on file with the Company and the Transfer Agent), or as the same may be amended or restated hereafter, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

       Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
                                        Countersigned and Registered:
[WILLBROS LOGO]                         ChaseMellon Shareholder Services, L.L.C.
                                        Transfer Agent and Registrar

PRESIDENT       TREASURER                                                 [SEAL]
                                        BY:
                                             Authorized Signature

                              Back of Certificate
                              -------------------

                              WILLBROS GROUP, INC.

       A COPY OF THE PROVISIONS SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS MAY BE OBTAINED WITHOUT CHARGE FROM THE TRANSFER AGENT OR FROM THE SECRETARY OF THE COMPANY.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIF MIN ACT-
                                                   ________Custodian______
TEN ENT - as tenants by the entireties              (Cust)          (Minor)

JT TEN -  as joint tenants                 under Uniform Gifts to Minors
          with right of survivorship       Act _________________
          and not as tenants in common             (State)

    Additional abbreviations may also be used though not in the above list.

      For value received, _______________________ hereby sell, assign and transfer unto

Please insert Social Security or
other identifying number of Assignee

_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
__________________________________________________Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,____________

                                           X __________________________________
              NOTICE:                                  (SIGNATURE)
     The signature to this assignment
     must correspond with the name as
     written upon the face of the
     Certificate in every particular
     without alteration or enlargement or
     any change whatsoever.                X __________________________________
                                                        (SIGNATURE)


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: